UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2026 (April 8, 2026)

Investcorp AI Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41383	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Century Yard, Cricket Square Elgin Avenue P.O. Box 1111, George Town Grand Cayman, Cayman Islands	KY1-1102
(Address of principal executive offices)	(Zip Code)

+1 (302) 738-7210

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	IVCAUF	The OTC Markets – Pink Sheets
Class A ordinary shares, par value $0.0001 per share	IVCAF	The OTC Markets – Pink Sheets
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	IVCAWF	The OTC Markets – Pink Sheets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Investcorp AI Acquisition Corp. (“IVCA”) is filing this Current Report on Form 8-K to report that, on April 8, 2026, it executed a Business Combination Agreement with Blue Finance Technology Holding Limited (“Blue Finance”), Beckwell One Limited (“New Pubco”), Eaton One Limited (“Merger Sub”), and Oliver Larholt as representative of the Blue Finance shareholders holding 96% of Blue Finance’s outstanding capital stock (“Target Representative”), providing for a two-step business combination that will result in New Pubco, an Irish company that will re-register as a public limited company, becoming the publicly traded parent company of IVCA and Blue Finance upon closing (such transactions, the “Business Combination”). The Business Combination comprises a share contribution by all of the Blue Finance shareholders of all their Blue Finance shareholdings to New Pubco in exchange for New Pubco ordinary shares (the “Contribution”), followed by a merger of Merger Sub with and into IVCA, with IVCA surviving as a wholly owned subsidiary of New Pubco (the “IVCA Merger”).

As upfront equity consideration for the Contribution, New Pubco will issue an aggregate of 21,985,971 New Pubco ordinary shares to Blue Finance’s shareholders, with a stated value of $10.00 per share, allocated in accordance with the Business Combination Agreement and related contribution arrangements. Immediately following the Contribution, in connection with the Business Combination and as described in the Business Combination Agreement, New Pubco expects to issue 814,029 New Pubco ordinary shares to The Hugely Successful Company, LLC (“HSC”) and 1,200,000 New Pubco ordinary shares to MFC Tech Limited (“MFC Tech”), in each case for $0.0001 per share, pursuant to subscription agreements that the parties currently intend to enter into prior to the Closing. See “— Other Agreements” for more information.

At the effective time of the IVCA Merger, each IVCA Class B ordinary share issued and outstanding immediately prior to the IVCA Merger will automatically convert into one IVCA Class A ordinary share. In addition, IVCA’s outstanding units (if any) will be detached into their underlying Class A ordinary shares and public warrants in accordance with their terms. After giving effect to that conversion and such separation, each IVCA Class A ordinary share issued and outstanding immediately prior to the IVCA Merger (other than shares treated as otherwise provided in the Business Combination Agreement, including any treasury shares or shares canceled or otherwise not outstanding as of the effective time) will be exchanged for one New Pubco ordinary share, and IVCA’s ordinary shares will be canceled and cease to exist. IVCA’s outstanding public and private warrants will be converted into corresponding New Pubco public and private warrants, respectively, on substantially the same terms and conditions as the IVCA warrants, except that the New Pubco warrants will be exercisable for New Pubco ordinary shares instead of IVCA Class A ordinary shares.

The Business Combination Agreement provides for a post-closing contingent earnout over a period of five years, consisting of up to two tranches. The first tranche of 3,000,000 New Pubco ordinary shares will be issuable if the volume-weighted average price of New Pubco ordinary shares equals or exceeds $15.00 for at least ten trading days within any thirty consecutive trading-day period. The second tranche of 3,000,000 New Pubco ordinary shares will be issuable if New Pubco achieves a market capitalization of $1,000,000,000 for at least ten trading days within any thirty consecutive trading-day period, in each case as calculated pursuant to the Business Combination Agreement. Earnout recipients include the Blue Finance shareholders, HSC, and MFC Tech, subject to terms and allocation mechanics set forth in the Business Combination Agreement. The aggregate number of New Pubco ordinary shares issuable across the upfront and contingent issuances to the Blue Finance shareholders, HSC, and MFC Tech, is capped at 30,000,000 shares; provided, however, that pursuant to its future agreement with New Pubco, HSC is expected to be entitled to subscribe, at price of $0.0001 per share plus the additional consideration provided for under the Original HSC Agreement (as defined below), for a number of New Pubco ordinary shares equal to 2.6% of the issued and outstanding New Pubco shares on a post-issuance basis upon achievement of the second earnout milestone described above. The parties acknowledge in the Business Combination Agreement that the earnout construct may be restructured in form (but not in economic substance) to the extent required to comply with applicable Irish law, including Irish takeover regulations; any such restructuring shall not reduce the aggregate earnout consideration payable to IVCA shareholders or the Sponsor.

Effective as of the Closing, the board of directors of New Pubco (the “Post-Closing Board”) will consist of five (5) directors designated by Blue Finance, a majority of whom will qualify as independent directors under applicable Nasdaq rules. Following the Closing, each of IVCA (or its successor) and HSC will have the right, but not the obligation, to designate one (1) individual (the “SPAC Director” and “HSC Director,” respectively) to replace a Post-Closing Board member by delivering written notice to New Pubco; no such designation may occur prior to the Closing. Until either party exercises its designation right, it may instead appoint one (1) non-voting board observer (a “Board Observer”) entitled to receive board materials and attend meetings, but without voting rights, director status, or any governance, veto, or control rights. If appointed, the SPAC Director and HSC Director will have the same rights and obligations as the other directors, with no enhanced governance, veto, or control rights. At or prior to the Closing, New Pubco will provide each director with a customary indemnification agreement in form and substance reasonably acceptable to such director. The executive officers of New Pubco will be caused to resign as necessary so that, immediately following the Closing, the Chief Executive Officer and Chief Financial Officer of New Pubco are the same individuals holding those positions at Blue Finance immediately prior to the Closing, unless IVCA consents to an alternative appointment.

The closing of the Business Combination Agreement (the “Closing”) is subject to customary and specified conditions, including approval of the Business Combination by IVCA’s shareholders, any required Blue Finance shareholder approvals under Irish law, the effectiveness of a registration statement on Form F-4 that includes the IVCA proxy statement/prospectus, the re-registration of New Pubco as a public limited company and receipt of the A4 certificate related to such re-registration, applicable regulatory approvals, the absence of any law or order enjoining consummation, and receipt of conditional approval of a New Pubco application to list its post-closing public warrants and ordinary shares on the Nasdaq Capital Market.

The Business Combination Agreement includes customary representations, warranties and covenants by the parties, including cooperation to prepare, file and have declared effective a registration statement on Form F-4 that will include the proxy statement/prospectus for IVCA’s shareholder meeting to approve the Business Combination, as well as covenants regarding efforts to obtain required approvals and consummate the listing of New Pubco securities. The Business Combination Agreement also contains customary termination rights, an outside date of November 4, 2026, and certain limitations and qualifications applicable to the parties’ representations, warranties and covenants, in each case as set forth therein.

For U.S. federal income tax purposes, the parties intend that the Contribution and the IVCA Merger (together with related steps) qualify as exchanges under Section 351 of the Internal Revenue Code. For Irish tax purposes, the parties intend to avail of applicable capital gains and stamp duty reliefs, including share-for-share relief under Section 586 of the Taxes Consolidation Act 1997 and reconstruction or amalgamation relief under Section 80 of the Stamp Duties Consolidation Act 1999, in each case subject to satisfaction of statutory conditions, potential clawback, and the final structure and steps implemented at Closing.

The foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

Voting Agreements

The Business Combination Agreement contemplates a Voting Agreement (the “Voting Agreement”) to be entered into at Closing by IVCA, Blue Finance, and certain holders of Blue Finance equity (each, a “Holder”). Each Holder agreed to vote its Blue Finance shares in favor of the Business Combination Agreement and against proposals that would reasonably be expected to impede, interfere with, or delay the Business Combination. The Voting Agreement includes customary covenants regarding transfer restrictions, information provision for the Form F-4 registration statement, waiver of appraisal rights, and termination upon the earliest of the Closing, termination of the Business Combination Agreement, or mutual written agreement. The foregoing description is qualified in its entirety by reference to the full text of the Voting Agreement filed as Exhibit A to the Business Combination Agreement (Exhibit 2.1 to this Form 8-K), incorporated herein by reference.

Lock-Up Agreements

The Business Combination Agreement contemplates a Lock-Up Agreement (the “Lock-Up Agreement”) to be entered into at Closing by IVCA and certain Holders. Each Holder will be restricted from transferring “Restricted Securities” for twelve months following the Closing (or earlier upon specified liquidity events), subject to customary permitted transfers; provided, however, that after six months from the date of such Lock-Up Agreements, the Target Representative may waive, release, or modify the foregoing restriction, in whole or in part, with respect to any Holder. The Lock-Up Agreement includes provisions for liquidated damages, stop-transfer instructions, restrictive legends, and preservation of voting rights, and terminates automatically if the Business Combination Agreement is terminated. The foregoing description is qualified in its entirety by reference to the full text of the Lock-Up Agreement filed as Exhibit B to the Business Combination Agreement (Exhibit 2.1 to this Form 8-K), incorporated herein by reference.

Sponsor Support Agreement

On April 8, 2026, Samara Special Opportunities (“Sponsor”), IVCA, and Blue Finance entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”). Sponsor agreed to vote its IVCA ordinary shares in favor of the Business Combination and against proposals that would reasonably be expected to impede the transaction. Until the earlier of the Closing or termination of the Business Combination Agreement, the Sponsor Support Agreement restricts certain transfers of Sponsor’s IVCA securities (subject to customary permitted transfers), and Sponsor agreed not to redeem its securities in connection with the shareholder vote and to waive anti-dilution rights with respect to the Business Combination. Sponsor also agreed to the cancellation of its 11,261,250 private placement warrants at the Closing. The Sponsor Support Agreement provides that certain agreements between IVCA (or its subsidiaries) and Sponsor (or its affiliates) will terminate at Closing, and includes mutual releases effective at Closing (subject to customary exceptions for fraud and surviving rights). The Sponsor Support Agreement also contemplates delivery of an amended and restated registration rights agreement at Closing. The foregoing description is qualified in its entirety by reference to the full text of the Sponsor Support Agreement filed as Exhibit 10.3 to this Form 8-K, incorporated herein by reference.

Other Agreements

In connection with the Business Combination Agreement, and to satisfy existing arrangements summarized below, the parties currently intend for New Pubco to enter into the following subscription agreements prior to the Closing:

●	Prior to the Closing, New Pubco and HSC intend to enter into a Subscription Agreement (the “HSC Agreement”) in satisfaction of Blue Finance Technology Holding Limited’s obligations under a certain Investment and Equity Agreement (the “Original HSC Agreement”). Pursuant to the anticipated HSC Agreement, it is contemplated that, for consideration of $0.0001 per share for legal and administrative purposes (with the aggregate subscription price for such shares deemed fully satisfied by amounts previously contributed, funded or committed by HSC in connection with the Original HSC Agreement and the Business Combination Agreement), New Pubco will issue to HSC: (i) following the Contribution, but prior to the SPAC Merger, 814,029 New Pubco ordinary shares (the “Initial Subscription”), constituting approximately 2.6% of the ordinary shares outstanding immediately following Closing; (ii) upon achievement of a $1,000,000,000 market capitalization (the “Valuation Milestone”) during the five-year earnout period (calculated based on the volume-weighted average price of ordinary shares and the fully diluted outstanding ordinary shares for at least ten trading days within any thirty consecutive trading-day period during such period), additional shares resulting in HSC holding an additional 2.6% of then-outstanding shares on a post-issuance basis (the “Second Subscription”); and (iii) a pro rata share of any earnout shares issued pursuant to the Business Combination Agreement (up to 203,507 shares if both earnout milestones are achieved). It is anticipated that the HSC Agreement will provide that the Initial Subscription will occur prior to the Closing and will include customary provisions regarding compliance with applicable law, equitable adjustments, elimination of fractional shares, and reservation of shares. If the Business Combination Agreement terminates prior to Closing without consummation of the transactions contemplated thereby, the HSC Agreement shall automatically terminate and be of no further force or effect, and the Original HSC Agreement shall be reinstated and restored with full force and effect. The foregoing description is qualified in its entirety by reference to the form of HSC Agreement filed as Exhibit 10.4 to this Form 8-K, incorporated herein by reference. The form of the HSC Agreement is subject to change based on ongoing negotiations between the parties and in order to achieve economic and regulatory efficiencies; provided, however, that notwithstanding any such changes in form, the economic substance of the HSC Agreement is not expected to change.

●	Prior to the Closing, New Pubco and MFC Tech intend to enter into a Subscription Agreement (the “MFC Tech Agreement”) in satisfaction of Blue Finance’s obligations under a certain consulting arrangement by and between Blue Finance and Tariq Mumtaz (the “Mumtaz Consulting Agreement”). Pursuant to the anticipated MFC Tech Agreement, it is contemplated that, in exchange for consideration of $0.0001 per share, New Pubco will issue to MFC Tech: (i) immediately following the Contribution, 1,200,000 New Pubco ordinary shares; and (ii) a pro rata share of any earnout shares issued pursuant to the Business Combination Agreement (up to 300,000 shares if both milestones are achieved), in each case conditioned upon receipt by New Pubco of consideration of $0.0001 per share. It is anticipated that the MFC Tech Agreement will include customary provisions regarding compliance with applicable law, equitable adjustments, and elimination of fractional shares. If the Business Combination Agreement terminates, the MFC Tech Agreement (if then in effect) is expected to terminate automatically and the Mumtaz Consulting Agreement would be reinstated. The foregoing description is qualified in its entirety by reference to the full text of a form of the MFC Tech Agreement filed as Exhibit 10.5 to this Form 8-K, incorporated herein by reference. The form of the MFC Tech Agreement is subject to change based on ongoing negotiations between the parties and in order to achieve economic and regulatory efficiencies; provided, however, that notwithstanding any such changes in form, the economic substance of the MFC Tech Agreement is not expected to change.

Item 7.01.	Regulation FD Disclosure.

On April 13, 2026, IVCA and Blue Finance issued a press release announcing execution of the Business Combination Agreement among the parties. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The press release contains forward-looking statements regarding the proposed Business Combination, intended listing of Irish Holdco securities on the Nasdaq Capital Market, and the earnout structure, among other matters, that are subject to risks and uncertainties described in the press release.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. This Current Report on Form 8-K does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transactions, nor does it constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval in any jurisdiction.

Additional Information and Where to Find It

Pursuant to the Business Combination Agreement, New Pubco has filed or will file relevant materials with the SEC, including a Registration Statement on Form F-4 (the “Registration Statement”) to register the New Pubco ordinary shares to be issued in connection with the Business Combination, and has filed or will file a proxy statement of IVCA and a prospectus of New Pubco (the “Proxy Statement/Prospectus”). Upon effectiveness, the Proxy Statement/Prospectus will be sent to the shareholders of IVCA (the “IVCA Shareholders”) to seek their approval of the Business Combination. Each of New Pubco, Blue Finance, and IVCA may file with the SEC other relevant documents concerning the proposed Business Combination. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF IVCA ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT NEW PUBCO, BLUE FINANCE, IVCA, THE PROPOSED BUSINESS COMBINATION, AND RELATED MATTERS. The Registration Statement, the Proxy Statement/Prospectus, and any other documents filed by New Pubco, Blue Finance, and IVCA with the SEC, may be obtained free of charge at the SEC website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by IVCA by directing a written request to: Investcorp AI Acquisition Corp., Century Yard, Cricket Square, Elgin Avenue, P.O. Box 1111, George Town, Grand Cayman, Cayman Islands.

Participants in the Solicitation

IVCA and its directors, executive officers and certain other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from the IVCA Shareholders with respect to the Business Combination and related matters. Information about the directors and executive officers of IVCA, including their ownership of IVCA shares, is included in IVCA’s information statement pursuant to Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 thereunder, filed August 29, 2025. Additional information regarding the persons or entities who may be deemed participants in the solicitation of proxies from IVCA Shareholders, including a description of their interests in the Business Combination by security holdings or otherwise, is included in the Proxy Statement/Prospectus and other relevant documents that are or will be publicly filed with the SEC when they become available.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities in connection with the proposed Business Combination shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Forward-Looking Statements

The press release attached as Exhibit 99.1 hereto and the statements contained therein include “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or IVCA’s future financial or operating performance. In some cases, you can identify these statements because they contain words such as “may,” “will,” “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” “plan,” “target,” “predict,” “potential,” or the negative of such terms, or other comparable terminology. Forward-looking statements relating to expectations about future results or events are based upon information available to IVCA as of today’s date and are not guarantees of the future performance of IVCA, and actual results may vary materially from the results and expectations discussed. IVCA’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those projected, including, without limitation, the parties’ ability to complete the Business Combination, the parties’ ability to integrate their respective businesses into a combined publicly listed company post-merger, the ability of the parties to obtain all necessary consents and approvals in connection with the Business Combination, obtain stock exchange clearance of a listing application in connection with the Business Combination, the parties’ ability to obtain their respective equity securityholders’ approval, and obtain sufficient funding to maintain operations and develop additional services and offerings, market acceptance of the parties’ current products and services and planned offerings, competition from existing or new offerings that may emerge, impacts from strategic changes to the parties’ business on net sales, revenues, income from continuing operations, or other results of operations, the parties’ ability to attract new users and customers, the parties’ ability to retain or obtain intellectual property rights, the parties’ ability to adequately support future growth, the parties’ ability to comply with user data privacy laws and other current or anticipated legal requirements, and the parties’ ability to attract and retain key personnel to manage their business effectively, the risk that Blue Finance’s FCA authorization or compliance status may be adversely affected by the change of control contemplated by the Business Combination, the dependence of Blue Finance’s business on its Chief Executive Officer and other key personnel, and the risk that Blue Finance’s historical operating metrics may not be indicative of future performance. These risks, uncertainties and other factors are described more fully in the section titled “Risk Factors” of the Registration Statement and in the Proxy Statement/Prospectus when filed. See also the section titled “Risk Factors” in IVCA’s periodic reports which are filed with the SEC. These risks, uncertainties and other factors are, in some cases, beyond the parties’ control and could materially affect results. If one or more of these risks, uncertainties or other factors become applicable, or if these underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance. All subsequent written and oral forward-looking statements concerning IVCA, New Pubco, Blue Finance, or any of their affiliates, or other matters and attributable to IVCA, New Pubco, Blue Finance, any of their affiliates, or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. IVCA does not undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1†	Business Combination Agreement, dated April 8, 2026, by and among Investcorp AI Acquisition Corp., Blue Finance Technology Holding Limited, Beckwell One Limited, Eaton One Limited, and Oliver Larholt, solely in his capacity as Seller Representative.
10.1	Form of Voting Agreement (included as Exhibit A to the Business Combination Agreement)
10.2	Form of Lock-Up Agreement (included as Exhibit B to the Business Combination Agreement)
10.3†	Sponsor Support Agreement, dated April 8, 2026, by and among Samara Special Opportunities, Investcorp AI Acquisition Corp., and Blue Finance Technology Holding Limited.
10.4	Form of Subscription Agreement by and between The Hugely Successful Company, LLC and Beckwell One Limited, with Blue Finance Technology Holding Limited as a consenting party
10.5	Form of Subscription Agreement by and between MFC Tech Limited and Beckwell One Limited, with Blue Finance Technology Holding Limited and Tariq Mumtaz as consenting parties
99.1	Press Release dated April 13, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2026	Investcorp AI Acquisition Corp.

/s/ Vikas Mittal
	Name:	Vikas Mittal
	Title:	Chief Executive Officer